UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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RECRUITER.COM GROUP, INC.
(Name of Registrant as Specified In Its Charter)

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PRELIMINARY INFORMATION STATEMENT — SUBJECT TO COMPLETION,

DATED JULY 16, 2024

Recruiter.com Group, Inc.

123 Farmington Avenue, Suite 252

Bristol, CT 06010

Tel : (855) 931-1500

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

To Our Stockholders:

This Information Statement is first being mailed on or about July 16, 2024 to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”) of Recruiter,com Group, Inc., a Nevada corporation (the “Company”), as of the close of business on July 16, 2024 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to actions taken by written consent in lieu of a meeting, dated July 11, 2024 (the “Written Consent”) of the stockholders of the Company owning a majority of the outstanding shares of Common Stock of the Company (the “Majority Stockholders”) as of the Record Date. Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to Recruiter,com Group, Inc.

The Written Consent:

1.

Approved the filing of a Certificate of Amendment to the Company’s Articles of Incorporation (the “Charter Amendment”).to amend the Company’s authorized capital stock to include 200,000,000 shares of common stock and 10,000,000 shares of preferred stock, as may be designated by the Board from time to time (the “Authorized Share Increase”) and to change the Company’s name to Nixxy, Inc, or other such name as approved by the Board of Directors, in order to give the Company an improved identity (the “Name Change”).

2.	Approved the Company’s 2024 Equity Incentive Plan (the “2024 Plan”).

3.

Approved the issuance and sale of an aggregate of 5,500,000 shares of Common Stock (the “Shares”) at purchase price of $1.00 per share, including 2,000,000 Shares to a non-U.S. investor (the “Investor”) in a private placement transaction, which includes a six-month option to purchase an additional 2,000,000 shares pursuant to certain Stock Purchase Agreements dated July 15, 2024 (the “SPAs”) by and between the Company and each of the Investors and certain other investor (the “2024 Exempt Offering”).

4.

Approved the issuance of an aggregate of 5,358,569 shares of Common Stock (the “Shares”) upon the conversion and waiver of claims relating to outstanding debt of the Company pursuant to certain Debt Settlement and Release Agreements dated July 10, 2024 (the “Debt Settlement Agreements”) by and between the Company and each of the Debt Holders (the “Debt Conversion”).

5.	Approved the issuance of 250,000 shares of Common Stock to Granger Whitelaw and up to 600,000 shares of Common Stock to certain officers and former officers of the Company (the “Management Issuance”).

6.

Approved the segregation of existing business assets and certain liabilities in a subsidiary of the Company, and a subsequent spin-out of that business through a distribution of shares of Atlantic Energy Solutions, Inc. (to be renamed CognoGroup, Inc.) and the affirmative approval of Miles Jennings as the continued CEO of that business (“CognoGroup Spin-out”).

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the General Corporation Law of the State of Nevada (“NRS”) and our Bylaws to approve the actions described herein. Accordingly, they are not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to the stockholders. The actions on Reverse Split, the decrease in authorized shares of Common Stock and the Certificate of Amendment by Written Consent will become effective when the Company files the Certificate of Amendment with the Nevada Secretary of State.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

/s/ Granger Whitelaw

Granger Whitelaw

Chief Executive Officer

GENERAL INFORMATION

This Information Statement is being first mailed on or about July 16, 2024, to stockholders of the Company by the Board of Directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholders.

This Information Statement is being furnished to all holders of the Company’s Common Stock pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely to inform stockholders of these corporate actions before they take effect. In accordance with Exchange Act Rule 14c-2, the Stockholder Consent will become effective no sooner than twenty (20) calendar days following the mailing of this Information Statement.

Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE MATTERS DESCRIBED HEREIN.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS

AND THE MAJORITY STOCKHOLDERS

Nasdaq Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the registrant.

Nasdaq Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance, or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price,” defined as the lower of the closing price immediately prior to the execution of the binding agreement or the average closing price of the common stock for the five trading days immediately preceding the execution of the binding agreement.

Nasdaq Rule 5635(c), stockholder approval must be obtained prior to the issuance of securities when any equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees.

Section 2.13 of the Bylaws provides if action without a meeting is provided by resolution of the Board, such action may be taken without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Under Section 78.320 of the Nevada Revised Statutes, the written consent of stockholders holding a majority of the voting power allocated to our voting shares may be substituted for an annual or special meeting of the stockholders, provided that such written consent sets forth the action so taken and is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote upon were present and voted. This Information is first being mailed on or about July 16, 2024, to our stockholders and is being delivered to inform you of the corporate action described herein.

On the Record Date, the Company had 3,272,580 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

CONSENTING STOCKHOLDERS

On July 11, 2024, the Majority Stockholders being the record holders of 2,068,500 shares of our Common Stock, constituting approximately 63.21% of the issued and outstanding shares of our Common Stock, consented in writing to approve the Charter Amendment, the 2024 Plan adoption, the 2024 Exempt Offering, Debt Conversion, the Management Issuance, and the CognoGroup Spin-out (together, the “Stockholder Actions”).

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We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the foregoing Stockholder Actions. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by Written Consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the Stockholder Actions were taken by Written Consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

We will, when permissible following the expiration of the 20-day period mandated by Rule 14c of the Exchange Act and the provisions of the Nevada Revised Statutes, file the Certificate of Amendment effecting the Reverse Split and the decrease in authorized shares of our Common Stock with the Nevada Secretary of State’s Office. The Certificate of Amendment will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our stockholders.

DISSENTER’S RIGHTS

Under Nevada law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the Stockholder Actions.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q.	Why am I being furnished with this Information Statement?

A.

The Nevada Revised Statutes and our Bylaws require us to provide you with information regarding the actions taken by written consent of the Majority Stockholders in lieu of a meeting. Your vote is neither required nor requested.

Q.	Why am I not being asked to vote?

A.

Under Section 78.320 of the Nevada Revised Statutes, the written consent of stockholders holding a majority of the voting power allocated to our voting shares may be substituted for an annual or special meeting of the stockholders, provided that such written consent sets forth the action so taken and is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote upon were present and voted. The Majority Stockholders, holding approximately 63.21% of all the issued and outstanding common stock of the Company entitled to vote, executed a written consent dated July 11, 2024 approving the Corporate Actions.  Such approval is sufficient under the Nevada Revised Statutes, and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q.	What do I need to do now?

A.	Nothing. This Information Statement is furnished to you solely for your information and does not require or request you to do anything.

Q.	Has the Board approved the Corporate Actions?

A.	Yes. On July 11, 2024, the Board unanimously approved the Corporate Actions.

Q.	When will the Corporate Actions be effective?

A.

The Charter Amendment will become effective after the filing of the Charter Amendment with the Secretary of State of the State of Nevada. Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, such filing will not occur until at least 20 calendar days following the mailing of this Information Statement to our stockholders (the date immediately following such period being the “Effective Date”). The Company currently anticipates that the Amendment will be filed and take effect on or about  August 16, 2024. The 2024 Plan adoption, the 2024 Exempt Offering, Debt Conversion, Management Issuance, and authorization for the CognoGroup Spin-out will become effective on the Effective Date.

Q.	Can I dissent or exercise appraisal rights in connection with any of the Corporate Actions?

A.

Pursuant to the Nevada Revised Statutes, our Articles of Incorporation and our Bylaws, our stockholders are not entitled to exercise appraisal or other dissenters’ rights in connection with the Charter Amendment or  the 2024 Plan adoption or the other matters described in this Information Statement.

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except for Granger Whitelaw, Evan Sohn, Miles Jennings with regard to the Management Issuance, no person who has been our officer or director since April 2019 or to our knowledge, any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon.  None of our directors opposed the actions to be taken by the Company.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table provides information regarding our executive officers and directors:

Director Nominee	Age	Position	Director Since
Evan Sohn	56	Director	April 2019
Granger Whitelaw	57	Chief Executive Officer and Director	March 2024
Miles Jennings	46	Interim Chief Financial Officer and Director	April 2019
Lillian Mbeki	47	Director	March 2024
Deborah Leff	56	Director	August 2020
Steve Pemberton	57	Director	March 2021
Wallace D. Ruiz	72	Director	May 2018

Each of our directors currently holds a one-year term, serving until our annual meeting of shareholders to be held in 2024.

Executive Officers

Granger Whitelaw - Mr. Whitelaw has served as the Company’s Chief Executive Officer since March 2024. Prior to that, Mr. Whitelaw was appointed as a director of GoLogiq, Inc. effective March 15, 2022. Currently based in Vietnam, Mr. Whitelaw is a serial entrepreneur who has successfully built and advised many businesses in Media, Aviation, Racing, Entertainment, Software, Technology, Consumer Products, and Real Estate in the U.S and countries around the world. Mr. Whitelaw has raised over $3.4 Billion for independent projects over his career and completed many mergers, acquisitions, public offerings, and private equity financings. Along with a strong background in Finance and Operations, Mr. Whitelaw’s core strengths are Strategy, Sales, Marketing, Mergers/Acquisitions, Governance and Corporate Development.

Miles Jennings - Mr. Jennings has served as the Company’s Chief Financial Officer since March 2024, after serving as its Chief Executive Officer. Prior to that, Mr. Jennings founded the Company and served as the Chief Executive Officer of Recruiter.com, Inc. from 2015 until October 2017, and then as Chief Executive Officer of Truli Technologies, Inc. and its subsidiary, VocaWorks, Inc., from then until March 2019, when Truli Technologies merged with Recruiter.com, Inc. Mr. Jennings served as Chief Executive Officer of the merged company, Recruiter.com Group, Inc. through July 1, 2020, when he moved into the role of President and Chief Operating Officer. Mr. Jennings has worked in the recruiting and online recruiting industry since 2003 at employers including Modis, an Adecco division, and Indeed.com. He is a graduate of Trinity College in Hartford, CT with a degree in philosophy.

Non-Employee Directors

Evan Sohn - Mr. Sohn served as the Company’s Chief Executive Officer since July 2020 and then subsequently, Chairman since April 2019. He served as Vice President of Sales at Veea Inc., a company offering a platform-as-a-service (PaaS) platform for computing, mobile payment, point of sale, and retail solutions, from April 2018 until July 2020. Prior to joining Veea Inc., from September 2015 to April 2018, Mr. Sohn served as the Vice President of Sales at Poynt Inc., a company developing and marketing Poynt, a platform for next generation payments. Prior to that, from April 2012 to September 2015, Mr. Sohn was the Vice President of Sales at VeriFone, Inc., a company designing, marketing, and servicing electronic payment systems. Mr. Sohn is also the co-founder and Vice President of the Sohn Conference Foundation, a non-for-profit dedicated to the treatment and cure of pediatric cancer and related childhood diseases. He is a graduate of the NYU Stern School of Business with a degree in computer information systems and management.

Lillian Mbeki - Ms. Mbeki has served on the Board since March 2024. Ms. Mbeki has been the Chief Executive Officer of ELLEM Marketing & Communications LTD since July 2013. She was awarded a Doctorate in Business Administration from Edinburgh Business School, Herriot Watt University, UK in 2015, a Master of Science in Health Systems Management from Kenyatta University, Kenya in 2011, a MBA with Specialism in Strategy & Negotiation from Edinburgh Business School, Herriot Watt University, UK in 2011 and a Bachelor of Science in Nursing from University of Nairobi, Kenya in 2000.

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Wallace D. Ruiz - Mr. Ruiz has served on the Board since May 2018. Mr. Ruiz, Chief Executive Officer served as the Chief Financial Officer of Inuvo, Inc. (NYSE: INUV), an advertising technology company based in Little Rock, AR since July 2010. Mr. Ruiz was selected for appointment to the Board for his experience with public companies as well as his accounting skills. Mr. Ruiz is a Certified Public Accountant in the State of New York. He is a graduate of St. John’s University with a degree in computer science and Columbia University with a MBA in finance and accounting.

Deborah S. Leff - Ms. Leff has served on the Board from August 2020. Ms. Leff has served as a Global Leader at IBM since October 2012 and most recently held the position of Global Industry CTO for Data Science and AI. Ms. Leff was selected for appointment to the Board for her experience with successfully implementing artificial intelligence and machine learning projects to drive strategic outcomes. Ms. Leff has worked with senior leaders of Fortune 1000 companies to gain critical insights from data to drive customer experience and optimize business operations. In addition, Ms. Leff has built and run global sales teams and brings experience and expertise in sales management and sales execution. Ms. Leff is also the Founder of Girls Who Solve, a STEM education program for high school girls that focuses on how data science and technology can be used to solve a range of challenges in both for-profit and nonprofit organizations.

Steve Pemberton - Mr. Pemberton has served on the Board since March 2021. Mr. Pemberton has served as chief human resources officer of Workhuman, a provider of cloud-based human capital management solutions since December 2017. In such a capacity, Mr. Pemberton works with HR leaders and senior management executives worldwide to help build inspiring workplaces where every employee feels recognized, respected, and appreciated for who they are and what they do. He champions and promotes the Workhuman movement to inspire HR leaders to embrace more humanity and foster a sense of purpose in the workplace. Prior to joining Workhuman, Mr. Pemberton served as VP Diversity and Inclusion, Chief Diversity Officer at Walgreens Boots Alliance (and as Chief Diversity Officer at its predecessor Walgreens) from 2011 to 2017 and as VP, Chief Diversity Officer at Monster.com from 2005 to 2010. In 2015, Mr. Pemberton was appointed by United States Secretary of Labor Thomas Perez to serve on the Advisory Committee for the Competitive Integrated Employment of People with Disabilities. Mr. Pemberton earned his undergraduate and graduate degrees at Boston College and serves on several nonprofit boards, including UCAN and Disability:IN, in addition to his own A Chance in the World Foundation, the non-profit he founded to help young people aging out of the foster care system.

Family Relationships

There are no family relationships among our directors and/or executive officers.

Board Committees

The Board currently has the following standing committees: the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee (the “Nominating Committee”).

The following table identifies the independent and non-independent current Board and committee members:

Name	Audit	Compensation	Nominating	Independent
Evan Sohn
Miles Jennings
Deborah Leff	X	X		X
Granger Whitelaw
Wallace D. Ruiz	Chairman			X
Lillian Mbeki	X	X	X	X
Steve Pemberton			X	X

Board and Committee Meetings

During the year ended December 31, 2023, the Board had nine meetings, the Audit Committee had four meetings, the Compensation Committee had two meetings, and the Nominating Committee had zero meetings.

There were no directors (who were incumbent at the time), who attended fewer than 75 percent of the aggregate total number of Board meetings and meetings of the Board committees of which the director was a member during the applicable period.

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Audit Committee

Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

Audit Committee Financial Expert

Our Board has determined that Mr. Ruiz is qualified as an Audit Committee Financial Expert, as that term is defined under the rules of the SEC and in compliance with the Sarbanes-Oxley Act.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining annual bonuses payable to executive officers and may review and make recommendations with respect to stockholder proposals related to compensation matters.

Nominating Committee

The responsibilities of the Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establishing procedures for the nomination process, oversight of possible conflicts of interests involving the Board and its members, developing corporate governance principles, and the oversight of the evaluations of the Board and management. The Nominating Committee has not established a policy with regard to the consideration of any candidates recommended by stockholders. If we receive any stockholder recommended nominations, the Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Our Board believes that diversity promotes a variety of ideas, judgments and considerations to the benefit of our Company and stockholders. Although there are many other factors, the Board primarily focuses on public company board experience, knowledge of the recruiting industry, or background in finance or technology, and experience operating growing businesses. Our current Board Diversity Matrix can be found at our investor website at https://investors.recruiter.com/board-diversity-matrix.

Board Leadership Structure

Our Board has not adopted a formal policy regarding the separation of the offices of Chief Executive Officer and Chairman of the Board. Rather, the Board believes that different leadership structures may be appropriate for our Company at different times and under different circumstances, and it prefers flexibility in making this decision based on its evaluation of the relevant facts at any given time.

Board Role in Risk Oversight

Our Board bears responsibility for overseeing our risk management function. Our management keeps the Board apprised of material risks and provides to directors’ access to all information necessary for them to understand and evaluate the effect of these risks, individually or in the aggregate, on our business, and how management addresses them. Our Executive Chairman works closely together with the Board once material risks are identified on how to best address such risks. If the identified risks present an actual or potential conflict with management, our independent directors may conduct the assessment.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistleblowing or the prompt reporting of illegal or unethical behavior. We will provide a copy of our Code of Ethics, without charge, upon request in writing to Recruiter.com Group, Inc. at 123 Farmington Avenue Suite 252 Bristol CT 06010, Attention: Corporate Secretary.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our Common Stock to file initial reports of ownership and changes in ownership of our Common Stock with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us none of our directors, executive officers, and persons who own more than 10% of our Common Stock failed to comply with Section 16(a) filing requirements, except an unreported grant of stock options for each of Messrs. Sohn, Jennings, Pemberton, and Heath and Ms. Krandel, one late reported open market purchase by Mr. Sohn, one unreported open market purchase of units by Messrs. Ruiz and Heath in connection with our July 2021 underwritten public offering, and a late Form 3 filing for each of Messrs. Pemberton and Heath.

Communication with our Board

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at Recruiter.com Group, Inc., 123 Farmington Avenue, Suite 252 Bristol, CT, Attention: Corporate Secretary. Stockholders who would like their submission directed to a member of the Board may specify, and the communication will be forwarded, as appropriate.

ITEM 11. EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is related to all plan and non-plan compensation awarded to, earned by, or paid by us for the years ended December 31, 2023 and December 31, 2022, for all individuals serving as our principal executive officer or acting in a similar capacity during the year ended December 31, 2023, and our two most compensated executive officers, other than the principal executive officer, serving at December 31, 2023 whose total compensation exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation
Name and Principal Position	Year	($)	($)	($)(1)	($)(1)	($)	($)	Total ($)
Granger Whitelaw Chief Executive Officer	2023	-	-	-	-	-		-
	2022	-	-	-	-	-		-
Evan Sohn Executive Chairman	2023	140,000	-	-	-	—	—	140,000
and former Chief Executive Officer (2)	2022	194,000	-	-	245,436	90,000	—	529,436
Miles Jennings President and	2023	182,000	-	-	-	—	—	182,000
Chief Operating Officer (3)	2022	208,584	-	-	123,293	45,000	—	376,877
Josh McBride Former Chief Revenue Officer (4)	2023	84,427	-	-	-	-	-	84,427
	2022	197,744	-	-	96,574	167,597	-	461,945
Xuan Smith Former Chief Technology Officer (5)	2023	11,294	-	-	-	-	-	11,294
	2022	236,952	-	-	96,956	84,193	-	417,741

(1)

The amounts in this column represent the fair value of each award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions and do not reflect the actual economic value realized by the Named Executive Officer. The assumptions used in calculating the grant date fair value of stock awards and option awards may be found in Note 9 to our audited financial statements included in this Annual Report on Form 10-K.

(2)	Mr. Sohn served as our Chief Executive Officer from July 2020 until July 2023, and Executive Chairman until March 2024

(3)

Mr. Jennings served as our President and Chief Operating Officer from July 2020 until March 2024. He served as Chief Executive Officer from October 2017 to July 2020. He served as Chief Executive Officer and Interim Chief Financial Officer from July 2023 until March 2024.

(4)	Mr. McBride served as an executive officer from April 2022 until March 2023.

(5)	Mr. Smith served as an executive officer from April 2022 until December 2022.

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Named Executive Officer Employment Agreements

In February 2024, the Board of Directors entered into an agreement with Evan Sohn and Miles Jennings to eliminate the severance and certain bonus and target portions of their Employment Agreements in exchange for equity compensation.

On April 3, 2024, the board approved an Executive Compensation Letter Agreement with Granger Whitelaw whereby the Company shall pay Mr. Whitelaw an initial base salary of $10,000 per month along with a discretionary bonus as determined by the board.

Executive Incentive Program

Performance Bonuses

For fiscal 2023, each of our named executive officers was eligible to receive an award under the annual executive cash incentive program as follows per the terms of their respective employment agreements: (i) up to 150% of annual base salary for Mr. Sohn, and (ii) up to 75% of annual base salary for Mr. Jennings. The performance bonuses, as well as severance payments, were canceled in lieu of equity grants.

The Compensation Committee has the authority to grant discretionary equity awards to our executive officers, including our non-statutory stock options, under the 2017 Plan and our 2021 Equity Incentive Plan (the “2021 Plan”).

In Fiscal year 2022 and 2023, the Compensation Committee approved the following grants to our Named Executive Officers, including 8,333 option shares to Miles Jennings on August 30, 2022, 16,666 option shares to Evan Sohn on August 30, 2022, 5,000 option shares to Judy Krandel on August 30, 2022, and an additional 3,333 option shares on July 8, 2023.

Outstanding Equity Awards at December 31, 2023

The following table sets forth certain information regarding unexercised options, shares that have not vested, and equity incentive plan awards for each Named Executive Officer as of December 31, 2023:

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised	Number of Securities Underlying Unexercised		Option	Option	Number of shares of stock that	Market Value of Shares of Stock That
	Options # Exercisable	Options # Unexercisable		Exercise Price	Expiration date	have not vested	Have Not Vested
Evan Sohn	1,158	-		132.00	1/31/2024	-	-
	12,031	-		240.00	5/12/2024	-	-
	1,021	-		54.38	12/21/2024	-	-
	6,667	-		68.85	9/12/2026	-	-
	11,115	5,552	(1)	19.65	8/29/2024	-	-
Miles Jennings	1,362	-		54.38	12/21/2024	-	-
	6,667	-		68.85	9/12/2026	-	-
	5,555	2,778	(1)	19.65	8/29/2024	-	-

(1)	Options vest monthly over a two-year period in equal installments, ending on August 30, 2024

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Compensation of Non-Employee Directors

We do not compensate employees for serving as members of our Board. Our non-employee directors receive compensation for their service as directors and members of committees of the Board, consisting of cash and equity awards. In January 2021, our Compensation Committee approved an annual retainer to be paid to each non-employee director in the amount of $20,000 in cash. In January 2022, the Board also approved an incremental stipend of $5,000 to all committee chairpersons, $3,500 for all non-chairperson members of the audit committee, and $2,500 for all non-chairperson members of the nominating and compensation committee. With respect to our non-employee directors, the Board approved one-year stock options to purchase 1,000 shares of our Common Stock at an exercise price of $36.00 for the year 2021. The options shall vest in equal quarterly amounts beginning on the effective date and ending on the first anniversary of the effective date of the grant. In addition, directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as board and committee members. Under the 2017 and 2021 Plans, our non-employee directors receive grants of stock options as compensation for their services on the Board.

For the year ended 2023, our non-employee directors were compensated as follows in the table below:

		Fees Earned or Paid in Cash	Option Awards	All Other Compensation	Total
Name (1)	Year	($)	($)(2)	($)	($)
Deborah Leff	2023	33,500	-	-	33,500
	2022	25,000	75,251	-	100,251
Timothy O’Rourke	2023	20,000	-	-	20,000
	2022	20,000	75,251	-	95,251
Douglas Roth	2023	-	-	-	-
	2022	33,500	75,251	-	108,751
Wallace D. Ruiz	2023	30,000	-	-	30,000
	2022	30,000	75,251	-	105,251
Steve Pemberton	2023	22,500	-	-	22,500
	2022	22,500	75,251	-	97,751
Robert Heath	2023	26,000	-	-	26,000
	2022	26,000	75,251	-	101,251

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as specifically noted, the following table sets forth information with respect to the beneficial ownership of our Common Stock as of July 16, 2024, of:

•	each of our directors and executive officers; and
•	each person known to us to beneficially own 5% of our Common Stock on an as-converted basis.

The calculations in the table are based on 3,272,580 common shares issued and outstanding as of July 16, 2024.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included shares that the person has the right to acquire within 60 days, including through the exercise of any option, warrant or other right or the conversion of any other security. These shares, however, are not included in the computation of the percentage ownership of any other person.

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Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Recruiter.com Group, Inc., 123 Farmington Avenue, Suite 252, Bristol, CT.

Name of Beneficial Owner (1)	No. of Shares Beneficially Owned	% of Class
Granger Whitelaw	*	*
Evan Sohn (1)	63,601	1.94%
Miles Jennings (2)	82,741	2.53%
Josh McBride (3)	26,662	* %
Deborah Leff (4)	5,500	*
Tim O’Rourke (5)	25,394	* %
Wallace Ruiz (6)	5,271	*
Steve Pemberton (7)	5,333	*
Robert Heath (8)	5,333	*
Xuan Smith (9)	11,713	*
Douglas Roth (10)	5,271	*
5% Stockholders
Cede & Co (11)	1,140,370	34.85%

* Less than 1%.

(1)	Evan Sohn is the Director. Includes 37,544 shares of our Common Stock issuable upon exercise of stock options that are vested or vesting within 60 days from April 10, 2024.
(2)	Miles Jennings is the President and Chief Operating Officer. Includes 16,362 shares issuable upon exercise of stock options that are vested or vesting within 60 days from April 10, 2024.
(3)	Includes 9,000 shares of our Common Stock issuable upon exercise of stock options that are vested or vesting within 60 days from April 10, 2024.
(4)	Includes 5,500 shares of Common Stock issuable upon exercise of stock options that are vested or vesting within 60 days from April 10, 2024.
(5)

Includes (i) 20,123 shares of our Common Stock beneficially owned by Icon Information Consultants, LP, of which Mr. O’Rourke is the Managing Director, and (ii) 5,271 shares of our Common Stock issuable upon exercise of stock options that have vested or vesting within 60 days from April 10, 2024. Mr. O’Rourke disclaims beneficial ownership of the shares beneficially owned by Icon Information Consultants, LP, except to the extent of his pecuniary interest therein.

(6)	Includes 5,271 shares of our Common Stock issuable upon exercise of stock options that have vested or vesting within 60 days from April 10, 2024.
(7)	Includes 5,333 shares of Common Stock issuable upon exercise of stock options that are vested or vesting within 60 days from April 10, 2024.
(8)

Includes 5,333 shares of our Common Stock issuable upon exercise of stock options that have vested or vesting within 60 days from April 10, 2024 and 533 shares of our Common Stock issuable upon exercise of our common stock purchase warrants.

(9)	Includes 1,458 shares of Common Stock issuable upon exercise of stock options that are vested or vesting within 60 days from April 10, 2024
(10) (11)

Includes 5,271 shares of our Common Stock issuable upon exercise of stock options that have vested or vesting within 60 days from April 10, 2024.

Cede & Co is the nominee name for The Depository Trust Company, a large clearing house that holds shares in its name for banks, brokers and institutions

CORPORATE ACTIONS

INCREASE IN AUTHORIZED SHAREES OF COMMON STOCK

Authorized Share Increase

The Company’s Charter authorizes the issuance of 6,666,667 shares of Common Stock and 10,000,000 shares of the Company’s preferred stock (the “Preferred Stock”). On July 16, 2024, the Company had 3,272,580 shares of Common Stock issued and outstanding. In addition, there were approximately 70,511 shares of Common Stock issuable upon the exercise of options, approximately 837,499 shares of Common Stock issuable upon exercise of warrants, 0 shares of Common Stock issuable upon the conversion of  Preferred Stock, 0 shares of Common Stock issuable pursuant to restricted stock units, and approximately 245,219 shares of Common Stock reserved for future issuance under the 2017 Equity Incentive Plan and the 2021 Equity Incentive Plan. On July 16, 2024, the Company had no shares of Preferred Stock issued and outstanding.

The Board and the Majority Stockholders, pursuant to the Majority Stockholder Consents, have approved and ratified an amendment to the Company’s Charter to effect an increase the number of authorized shares of Common Stock from 6,666,667 to 200,000,000 (the “Authorized Share Increase”). The Board has not approved an increase in the shares of Preferred Stock. The additional shares of Common Stock authorized by the Authorized Share Increase, if and when issued, would have the same rights and privileges as the shares of Common Stock previously authorized.

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Reasons for Authorized Share Increase

The Authorized Share Increase is necessary to enable the Company to issue further shares in connection with possible future sales of equity and possible future acquisitions. The additional shares of Common Stock authorized by the Authorized Share Increase could be issued at the discretion of the Board from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in our business, including in connection with the issuance and exercise of warrants, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. Except to the extent required by applicable law or regulation, any future issuances of authorized shares of Common Stock may be approved by the Board without further action by the stockholders. The availability of additional shares of Common Stock would be particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis in order to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock, where such approval might not otherwise be required.

Although the Board will issue Common Stock only when required or when the Board considers such issuance to be in the Company’s best interests, the issuance of additional Common Stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of our existing stockholders.

Additionally, the presence of such additional authorized but unissued shares of Common Stock could discourage unsolicited business combination transactions which might otherwise be desirable to stockholders. While it may be deemed to have potential anti-takeover effects, the proposed Authorized Share Increase is not prompted by any specific effort or takeover threat currently perceived by management. In addition, we do not have any plans to implement additional measures having anti-takeover effects. The Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Authorized Share Increase.

Anti-Takeover and Dilutive Effects

The shares of Common Stock that are authorized but unissued provide the Board with flexibility to effect, among other transactions, public or private financings, including the issuance and exercise of warrants, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Authorized Share Increase would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Authorized Share Increase is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Common Stock subsequent to the Authorized Share Increase at this time, and we have not allocated any specific portion of the authorized number of shares to any particular purpose.

The Authorized Share Increase would Increase our Number of Authorized but Unissued Shares of Stock, which could Negatively Impact a Potential Investor if they Purchased our Common Stock.

The Authorized Share Increase will increase the number of authorized shares of Common Stock and, as a result, the Board’s ability to issue authorized and unissued shares without further stockholder action. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and relative voting power and may cause a decline in the trading price of our Common Stock. We could use the shares that are available for future issuance in dilutive equity financing transactions, or to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. We may seek additional financing in the future. Other than the foregoing potential uses for our shares of Common Stock, we have no existing plans to issue any of the authorized, but unissued and unreserved shares, whether available as a result of the proposed Authorized Share Increase.

Name Change

Our Board of Directors and Majority Stockholders approved a corporate name change to “Nixxy, Inc.” from “Recruiter.com Group, Inc.” Management believes that changing our name to Nixxy, Inc., or other such similar name as approved by the Board of Directors, will give the Company an improved identity.

Our common stock will continue to be quoted on Nasdaq. We will report our new trading symbol in a Current Report on Form 8-K once it is established.

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Procedure for Effecting the Authorized Share Increase

When and if the Board decides to implement the Authorized Share Increase, the Company will promptly file the Certificate of Amendment with the Secretary of State of the State of Nevada to amend its Charter. The Authorized Share Increase and Name Change will become effective on the date of filing the Certificate of Amendment.  The Certificate of Amendment may include such provisions as may be required by the office of the Secretary of State of the State of Nevada and as the Board deems necessary and advisable to effect the Authorized Share Increase and Name Change.

Effective Time and Implementation of the Increase in Corporate Actions

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the name change and increase in the authorized shares of common stock corporate actions will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders. The Company anticipates that this Information Statement will be mailed to our stockholders on or about July 16, 2024. Therefore, the Company anticipates that the corporate actions will be effective on or about July 16, 2024, or such later date as all conditions and requirements to effectuate the  corporate actions are satisfied.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, a Certificate of Amendment to our Articles of Incorporation effectuating the corporate actions (the “Certificate”). The Certificate will become effective at the close of business on the date the Certificate is accepted for filing by the Secretary of State of Nevada. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders.

APPROVAL OF THE 2024 EQUITY INCENTIVE PLAN

Overview

In October 2017, our Board and shareholders authorized the 2017 Equity Incentive Plan (the “2017 Plan”), covering 12,667 shares of common stock. In December 2019, the number of shares authorized under the 2017 Plan increased to 29,305 shares.  There are only 78,692 shares issuable under the 2017 Plan, and the Company does not plan to issue these or any additional shares under the 2017 Plan if and when additional shares may become available for issuance thereunder.

In July 2021, our Board and shareholders authorized the 2021 Equity Incentive Plan (the “2021 Plan”), covering 180,000 shares of common stock. In January 2022, the number of shares authorized under the 2021 Plan was automatically increased to 228,530 shares pursuant to an escalation provision in the plan. There are only 166,527 shares issuable under the 2021 Plan, and the Company does not plan to issue these or any additional shares under the 2021 Plan if and when additional shares may become available for issuance thereunder.

2024 Equity Incentive Plan

On July 11, 2024, our Board and Majority Shareholders approved and ratified the 2024 Equity Incentive Plan (the “2024 Plan”), covering a minimum of 2,000,000 shares of common stock and up to 2,500,000 of common stock, if all shares of shares of common stock issuable by the Company in the 2024 Exempt Offering, as described herein, are issued on or about the Effective Date.  The purpose of the 2024 Plan is to advance the interests of the Company and our related corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers, and directors, by creating incentives and rewards for their contributions to the success of the Company and its related corporations. The 2024 Plan is administered by our Board or by the Compensation Committee. The following awards may be granted under the 2021 Plan:

•	incentive stock options (“ISOs”)

•	non-qualified options (“NSOs”)

•	awards of our restricted common stock

•	stock appreciation rights (“SARs”)

•	restricted stock units (“RSUs”)

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Any option granted under the 2024 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant and not less than $4.00 per share, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our outstanding common stock must not be less than 110% of fair market value on the date of the grant. The plans further provide that with respect to ISOs the aggregate fair market value of the common stock underlying the options which are exercisable by any option holder during any calendar year cannot exceed $100,000. The exercise price of any NSO granted under the 2021 Plan is determined by the Board at the time of grant but must be at least equal to fair market value on the date of grant. The term of each plan option and the manner in which it may be exercised is determined by the Board or the Compensation Committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the common stock, no more than five years after the date of the grant. The terms of any other type of award under the 2021 Plan are determined by the Board at the time of grant. Subject to the limitation on the aggregate number of shares issuable under the plans, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person.

Summary of Material Features of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is included as Exhibit A to this information statement. You also may obtain a copy of the Plan, free of charge, by writing to the Company, Attention: Corporate Secretary, 123 Farmington Avenue, Suite 252, Bristol, CT 06010.

Effective Date

In accordance with Exchange Act Rule 14c-2, the 2024 Plan will become effective no sooner than twenty (20) calendar days following the mailing of this Information Statement.

Plan Administration

The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period, and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding, and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

This Plan is intended to comply in all respects with Rule 16b-3 and its successor rules as promulgated under Section 16(b) of the Exchange Act for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

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Eligibility

Awards under the 2024 Plan, other than incentive stock options, may be granted to employees (including officers and directors) of the Company or a parent or subsidiary, members of our Board, or consultants engaged to render bona fide services to the Company or a parent or subsidiary. Incentive stock options may be granted only to employees of the Company or a subsidiary, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.  Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs, and SARs may be granted to any director (whether or not an employee), Officers, employees, or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs, or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.

Shares Available for Awards; Limits on Awards

Initially, the maximum number of shares of our Common Stock that may be subject to awards under the 2024 Plan is 2,500,000. The maximum number of shares that are subject to awards under the 2024 Plan is subject to an annual increase equal to the lesser of (A) five percent (5%) of the shares of Common Stock outstanding on the final day of the immediately preceding calendar year, and (B) such smaller number of shares of Common Stock as determined by the Board

Types of Awards That May Be Granted

The 2024 Plan will provide to (a) Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock, par value $0.0001 (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as inventive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”), (b) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”); (d) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and (e) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs and Non-Qualified Options are referred to hereafter as (“Options”). Options, Restricted Stock, SARs, and RSUs are sometimes referred to hereafter collectively as (“Stock Rights”). Any of the Options and/or Stock Rights may in the Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

APPROVAL OF THE 2024 EXEMPT OFFERING

Description of the 2024 Exempt Offering

On July 11, 2024, the Board of Directors of the Company and the Majority Shareholders approved and ratified the issuance and sale of an aggregate of up to 5,500,000 shares of Common Stock (the “Shares”) at purchase price of $1.00 per share, including 2,000,000 Shares to a non-U.S. investor, ZK International Group Co., Ltd., a company organized under the laws of the British Virgin Islands, (the “Investor”) in a private placement transaction, which includes a six-month option to purchase an additional 2,000,000 shares pursuant to certain Stock Purchase Agreements dated July 12, 2024 (the “SPA”) by and between the Company and each of the Investor and certain other investors (the “2024 Exempt Offering”).

On July 12, 2024, we entered into an SPA with the Investor, who is not a “U.S. person” as defined in the SPAs pursuant to Regulation S promulgated under the Securities Act, and as a result, the Shares to be issued in the 2024 Exempt Offering are exempt from the registration requirements of the Securities Act, pursuant to Regulation S promulgated under the Securities Act.  In addition, on July12, 2024, we entered into a Registration Rights Agreement (the “RRA”) with the Investor such that the Company shall prepare and, as soon as practicable, but in no event later than 150 days after the Closing Date (as defined in the SPA), file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 covering the resale of all of the Registrable Securities (as defined in the RRA), provided that such registration statement shall include all of the Registrable Securities as of the date such registration statement is initially filed with the Commission; provided further that if Form S-3 is unavailable for such a registration of all the Registrable Securities, the Company shall use such other form as is required therein.

The SPAs contain customary representations and warranties of the Company and the Purchasers, indemnification obligations of the Purchasers, and other obligations and rights of the parties. Additionally, the closing of the Offering is conditioned upon the consummation of certain matters by the Company, including (i) obtaining the approval of majority stockholders; (ii) filing with the U.S. Securities and Exchange Commission (the “SEC”) a Preliminary Information Statement or a Preliminary Proxy Statement if required by law to obtain the approval contemplated in the foregoing clause (i); (iii) responding promptly to comments by the SEC with respect to the Information Statement or Proxy Statement, if any; (iv) filing with the SEC a Definitive Information Statement or Proxy Statement; (v) mailing or electronically transmitting the Definitive Information Statement or Proxy Statement to every security holder entitled to vote on the entry into the SPAs; and (vi) if required by the Listing Rules of The Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”), submitting a Listing of Additional Shares Notification Form to The Nasdaq Stock Market LLC ( “Nasdaq”) and obtaining the approval by Nasdaq of the transactions contemplated thereby.  The SPA between the Company and the Investor also includes a six-month option to purchase an additional 2,000,000 shares of common stock at a purchase price of $1.00 per share.  The SPAs for any subsequent sales of Shares will not include such option.

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On July 11, 2024, the Board of Directors of the Company and the Majority Shareholders also approved and ratified the issuance and sale of an additional 3,500,000 Shares to U.S. and non-U.S. investors in one or more transactions exempt from registration under the Securities Act, at a per sale purchase price of $1.00, and pursuant to stock purchase agreements substantially similar in form and content to the SPAs, which aggregate number of shares includes the additional Shares subject to the option granted to the Investor.  Such potential additional issuances are also referred to herein as part of the 2024 Exempt Offering.

For clarity, as of July 12, 2024, the Company and the Investor have executed an SPA for 2,000,00 shares of the Company’s common stock for $2,000,000 with an option to purchase an additional 2,000,000 shares at $1.00 per share.  The additional shares approved as a part of the 2024 Exempt Offering have not yet been subscribed for, and should the Investor elect the option to purchase the additional shares under the SPA, only 1,500,000 shares will be available for other investors as a part of the 2024 Exempt Offering.

The foregoing description of the SPAs, along with the RRA, do not purport to be complete and are qualified in its entirety by reference to the full text of the Form of the SPAs, which is filed as Exhibits 10.1 and 10.2, respectively, to our Current Report on Form 8-K filed with the SEC on July 16, 2024 and is incorporated herein by reference.

Approval of the 2024 Exempt Offering

The approval of the 2024 Exempt Offering, including for purposes of Nasdaq Rule 5635, requires the approval of the holders of our outstanding shares of common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. As of the close of business on the Record date, we had 3,272,580 shares of Common Stock outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for stockholder approval.

The stockholders who have the authority to vote a majority of the outstanding shares of Common Stock approved the 2024 Exempt Offering by a written consent dated July 11, 2024. Accordingly, the limitations on issuances and sales of securities under Nasdaq Rule 5635 will not apply to the issuances of the Shares. Pursuant to Rule 14c-2(b) promulgated under the Securities Exchange Act of 1934, as amended, such action may not be effected until at least 20 calendar days following the mailing of this Information Statement to our common stockholders.

THE DEBT SETTLEMENT AND RELEASE

Description of the Debt Settlement and Release

On August 17, 2022, the Company issued promissory notes for $1,111,111, in the aggregate (the “8/17/22 Notes”).  The Company received proceeds of $960,000, net of debt issuance costs of $40,000 and an original issue discount of $111,111. The 8/17/22 Notes have a term of 12 months, bear interest at 6%, and were set to mature on August 17, 2023. The 8/17/22 Notes was set to be paid off in full on August 17, 2023. As a part of these financings, the Company granted the noteholders 694,445 warrants to purchase our common stock (See Note 8) (the “8/17/22 Warrants”). The 8/17/22 Warrants were valued at $463,737 and treated as a debt discount to be amortized over the life of the note. On August 7, 2023, the Company signed an amendment to the 8/17/22 Notes.  The amendment extends each of the maturity dates of August 17, 2023, by 180 days. In return, the company agreed to give $50,000 in either stock or cash at its discretion within ninety days of signing the amendment.

On November 6, 2023, the Company received written notice (the “Default Notice”) from Cavalry Fund I LP that the Company was in default under that certain (i) the August 17 Note issued by the Company to Cavalry, and that certain (ii) the August 30 Note. As a result of the Identified Defaults, the Company would be in default under the following agreements for indebtedness: (i) Original Issue Discount Promissory Note, dated as of August 17, 2022, issued pursuant to the August 17 Share Purchase Agreement (“SPA”) by the Company to Porter Partners, L.P., (ii) Original Issue Discount Promissory Note, dated as of August 30, 2022, issued pursuant to the August 30 SPA by the Company to L1 Capital Global Opportunities Master Fund, (iii)Original Issue Discount Promissory Note, dated as of August 30, 2022, issued pursuant to the August 30 SPA by the Company to Firstfire Global Opportunities Fund LLC, and (iv) Original Issue Discount Promissory Note, dated as of August 30, 2022, issued pursuant to the August 30 SPA by the Company to Puritan Partner, LLC (collectively, the “Other August 2022 Notes”). An event of default under the Other August 2022 Notes would cause the default interest rate of 15% to apply as set forth in the Other August 2022 Notes and the holders of the Other August 2022 Notes would be permitted to elect to accelerate payment of amounts due, at the Mandatory Default Amount, as defined in the Other August 2022 Notes, under each of the holder’s respective Other August 2022 Note.

On February 9, 2024, Calvary Fund I LP entered into an agreement to reassign the entire balance of the notes entered into on August 17, 2022, including principal, accrued interest, and any penalties incurred to certain individuals and institutional noteholders. In addition, 104,274 Warrants from Calvary were reassigned to these new noteholders. On February 12, 2024, these new noteholders converted a total of $523,380 of the outstanding principal of the note in exchange for 286,001 shares of the Company’s common stock. On February 12, 2024, the new noteholders elected to exercise such warrants and paid the exercise price thereof through the reduction of debt. A total of $289,882 of debt was repaid with the warrant exercise proceeds. Additionally, the new noteholders agreed to extinguish $370,604 of debt pursuant to this agreement being enacted.

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As of June 30, 2024, and December 31, 2023, the outstanding balance on the 8/17/22 Notes, net of the unamortized debt issuance costs and debt discounts of $0 and $13,056, respectively, was $296,082 and $1,421,864 respectively.

On February 13, 2024, the Board of Directors authorized the conversion of promissory notes, along with their associated interest and penalties to equity, connected with the original issuance of the 8/17/22, originally in the amount of $1,111,111 and 8/30/22 Notes, originally in the amount of $1,305,556. Additionally, the Board of Directors authorized the retirement of partial amounts of that Promissory Note debt to pay the exercise price of their associated warrants, thereby retiring the warrants.

On August 30, 2022, we issued promissory notes for $1,305,556, in the aggregate (the “8/30/22 Notes,” and together with the 8/17/22 Notes, the “August 2022 Notes”). We received proceeds of $1,175,000, net of an original issue discount of $130,556. The 8/30/22 Notes have a term of 12 months, bear interest at 6%, and were set to mature on August 30, 2023. The 8/30/22 Notes were set to be paid off in full on August 30, 2023. As a part of these financings, we granted the noteholders 54,398 warrants to purchase our common stock (See Note 9) (the “8/30/22 Warrants, and together with the 8/17/22 Warrants, the “August 2022 Warrants”). These 8/30/22 Warrants were valued at $569,106 and treated as a debt discount to be amortized over the life of the note. As of December 31, 2023, we had defaulted on the Promissory Note, dated as of August 30, 2022, the (“8/30/22 Notes”). In event of default under the 8/30/22 Notes caused the default interest rate of 15% to apply as set forth in the 8/30/22 Notes and the holders of the 8/30/22 Notes would be permitted to elect to accelerate payment of amounts due, at the Mandatory Default Amount, as defined in the 8/30/2022 Notes, under each of the holder’s respective 8/30/22 Notes.

On February 9, 2024, 8/30/22 Note Holders entered into an agreement to reassign the entire balance of the notes entered into on August 30, 2022, including principal, accrued interest, and any penalties incurred to certain individual and institutional investors (the “new noteholders”). Additionally, on February 9, 2024, 8/30/22 Note Holders entered into an agreement with the new noteholders whereas the assignees transferred 108,912 Warrants. On February 12, 2024, the new noteholders elected to exercise such warrants and paid the exercise price of $302,175 through the reduction of debt.

On February 12, 2024, the Company entered into an agreement with the new noteholders whereas they agreed to waive a total of $224,332 of the debt assigned to them. As a result of the 8/17/22 Notes and 8/30/22 Notes settlement transactions, the Company recognized a gain on extinguishment of debt for the amount of $594,936 recorded within other income for the six-months ended June 30, 2024. As of June 30, 2024, and December 31, 2023, the outstanding balance on the 8/30/22 Notes, net of the unamortized debt issuance costs and debt discounts of $0 and $0, respectively, was $685,342 and $1,194,445 respectively.

The Company and the holders of the remaining amount of the 8/17/22 Notes and 8/30/22 Notes have entered into that certain Debt Settlement and Release Agreements, dated July 11, 2024 (the “Debt Settlement Agreement”), which agreement was approved and ratified by the Board and the Majority Shareholders on July 11, 2024. The Debt Settlement Agreements provide for the complete conversion and waiver of any and all remaining amounts due under the 8/17/22 Notes and 8/30/22 Notes, whether principal, interest or penalties, along with any and all claims against the Company from the holders of the 8/17/22 Notes and 8/30/22 Notes in exchange for the issuance of an aggregate of 5,358,569 shares of Company common stock.  The 8/17/22 Notes and 8/30/22 Notes included approximately $999,253 in remaining principal and interest on the Company’s balance sheet, but the debt holders claimed additional interest and penalties on such debt.  As a result, the Company elected to settle all such claims.

The Company believes that the extinguishment of such debt provides a substantial benefit to the Company in terms of satisfying Shareholders Equity and other requirements necessary for continued Nasdaq listing, as well as streamlining the balance for the purpose of easing solvency vulnerability, avoidance of litigation, and attracting future acquisition targets.  The Company incurred substantial debt during high growth periods, when debt can positively impact shareholder returns.  When the Company completes transactions with acquisition targets and enters further high growth periods, additional debt will likely be added, and clearing the existing debt will allow for such additional debt financing.

The shares issued in the Debt Conversion were issued in a transaction exempt from registration under the Securities Act.

Approval of the Debt Settlement Agreements

The approval of the Debt Settlement Agreements, including for purposes of Nasdaq Rule 5635, requires the approval of the holders of our outstanding shares of common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. As of the close of business on the Record date, we had 3,272,580 shares of Common Stock outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for stockholder approval.

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The stockholders who have the authority to vote a majority of the outstanding shares of Common Stock approved the Debt Settlement Agreements by a written consent dated July 11, 2024. Accordingly, the limitations on issuances and sales of securities under Nasdaq Rule 5635 will not apply to the issuances of the Shares. Pursuant to Rule 14c-2(b) promulgated under the Securities Exchange Act of 1934, as amended, such action may not be effected until at least 20 calendar days following the mailing of this Information Statement to our common stockholders.

THE MANAGEMENT ISSUANCE

Description of the Management Issuance

On September 13, 2021, the Company entered into employment agreements with Evan Sohn (Executive Chairman) and Miles Jennings (President and then Chief Executive Officer). On February 13, 2024, the Board, to eliminate cash obligations contained in the Severance provisions set by the employment agreements, and agreed to compensate each executive with $300,000 of stock compensation, with pricing based on the 30-day moving average of the company’s common stock.  On July 11, 2024, the Majority Shareholders approved and ratified the issuance of an aggregate of up to 600,000 shares of Common Stock (the actual number to be issued to be determined based on the 30-day moving average of the company’s common stock prior to issuance) to current and former officers and directors of the Company.

On July 11, 2024, the Board agreed to compensate Granger Whitelaw, Chief Executive Officer of the Company, with 250,000 shares of Common Stock (together with the above, (the “Management Issuance”).

Approval of the Management Issuance

The approval of the Management Issuance, including for purposes of Nasdaq Rule 5635, requires the approval of the holders of our outstanding shares of common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. As of the close of business on the Record date, we had 3,272,580 shares of Common Stock outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for stockholder approval.

The stockholders who have the authority to vote a majority of the outstanding shares of Common Stock approved the Management Issuance by a written consent dated July 11, 2024. Accordingly, the limitations on issuances and sales of securities under Nasdaq Rule 5635 will not apply to the issuances of the Shares. Pursuant to Rule 14c-2(b) promulgated under the Securities Exchange Act of 1934, as amended, such action may not be effected until at least 20 calendar days following the mailing of this Information Statement to our common stockholders.

THE COGNOGROUP SPIN-OUT

Description of the Spin-Off

On August 12, 2024, the Board of Directors approved a reorganization of the Company whereby the segregation of existing business assets and certain liabilities in a subsidiary of the Company, and a subsequent spin-out of that business through a distribution of shares of Atlantic Energy Solutions, Inc. (to be renamed CognoGroup, Inc.), which is a material disposition of the Company’s assets, and the affirmative approval of Miles Jennings as the continued CEO of that business (“CognoGroup Spin-out”).

The assets being transferred to CognoGroup, Inc. will encompass substantially all business assets and operations of Recruiter.com Group, Inc., with the notable exception of the license procured from GoLogiq. The specific assets slated for transfer include, but are not limited to, the following:

•	Mediabistro: A comprehensive job board technology and business serving the media industry.

•

Recruiter.com: The primary website, which is currently undergoing a sale process to Job Mobz, Inc. In the event that this sale to Job Mobz is consummated, the resultant Job Mobz stock will be transferred to CognoGroup.

•	CandidatePitch: A sophisticated Software-as-a-Service (SaaS) platform designed for recruitment marketing.

•	RecruitingClasses.com: An extensive training platform tailored for recruiters.

•	Equity and Profit Share in Futuris.

•	Social Media Assets.

•	Miscellaneous Assets: Including various trademarks, business partnerships, business contacts, agreements, and intellectual properties.

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The liabilities being transferred to CognoGroup, Inc. will include substantially all liabilities with the exception of debenture debt. The liabilities that are expressly excluded from the transfer and shall remain as obligations of the Parent Company include:

•

Original Issue Discount Promissory Notes and all related debt, warrants, liabilities, and obligations: Initially dated as of August 17, 2022, and August 30, 2022, issued pursuant to the August 17 and 30, 2022 Securities Purchase Agreements (SPAs) executed with Cavalry Fund I LP, Porter Partners LP, L1 Global Opportunities Master Fund, Firstfire Global Opportunities Fund LLC, and Puritan Partners LLC. This encompasses corresponding debt, warrants, liabilities, and obligations following their transfer to other investors on or around February 12, 2024.

The above liabilities are subject to the Debt Settlement Agreements as described herein.

Additionally, the following assets will be excluded from the transfer and shall remain the property of the Parent Company:

•	Rights and Obligations under the Technology License and Commercialization Agreement: Executed on February 23, 2024, between Recruiter.com Group, Inc. and GoLogiq, Inc.

•

Shares of Atlantic Energy Solutions, Inc. ("AESO"): These shares are to be distributed to the shareholders of the Parent Company at a subsequent date following AESO’s acquisition of the Transferee Subsidiary to effectuate the spin-out.

Rationale for the Spin-Out

The underlying rationale for this strategic spin-out is to enable Recruiter.com Group, Inc. to refocus its business operations on a new line of business and to generate value for its shareholders through the distribution and segregation of its business assets into a newly focused public company. By establishing CognoGroup, Inc., the Company intends to streamline its operational focus and align its strategic objectives more closely with its core business areas, thereby enhancing overall shareholder value.

Distribution of CognoGroup, Inc. Shares

In connection with this spin-out, all shares held by Recruiter.com Group, Inc. in CognoGroup, Inc. will be distributed to its shareholders. Recruiter.com Group, Inc. currently holds 1,000,000 preferred shares in CognoGroup, Inc., which are convertible on a 1,000-for-one basis, resulting in a total of one billion shares. The Company plans to convert up to one billion of these shares and distribute them entirely to its shareholders. The final distribution count will be determined at the discretion of management but shall comprise the entirety of the shares held by Recruiter.com Group, Inc.

Approval of the CognoGroup Spin-out

The approval of the CognoGroup Spin-out, including for purposes of Nasdaq Rule 5635, requires the approval of the holders of our outstanding shares of common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. As of the close of business on the Record date, we had 3,272,580  shares of Common Stock outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for stockholder approval.

The stockholders who have the authority to vote a majority of the outstanding shares of Common Stock approved the CognoGroup Spin-out by a written consent dated July 11, 2024. Accordingly, the limitations on issuances and sales of securities under Nasdaq Rule 5635 will not apply to the issuances of the Shares. Pursuant to Rule 14c-2(b) promulgated under the Securities Exchange Act of 1934, as amended, such action may not be effected until at least 20 calendar days following the mailing of this Information Statement to our common stockholders.

Dissenter’s Rights of Appraisal

Pursuant to the Section 78.297, 78.3793 and 78.390 of the Nevada Revised Statutes, none of the corporate actions described in this Information Statement will afford stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No officer or director or any associate of any such person has any substantial interest, direct or indirect, in the matters acted upon by our Board and stockholders, other than in such role as a stockholder, officer or director.

INFORMATION STATEMENT COSTS

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our Common Stock will be borne by us. The Corporation may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our Common Stock.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. The Corporation will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Corporation should direct the additional copy of the Information Statement, to Corporate Secretary, at Recruiter.com Group, Inc., 123 Farmington Avenue, Suite 252, Bristol, CT 06010.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Corporation to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Corporation at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Corporation to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Corporation’s principal executive offices.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “intends,” “believes,” “will,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Corporation undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You should rely only on the information the Corporation has provided in this Information Statement. The Corporation has not authorized any person to provide information other than that provided herein. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.

OTHER MATTERS

As of the date of this Information Statement, the Board of Directors knows of no other matters other than those described in this Information Statement that have been approved or considered by the holders of a majority of our issued and outstanding voting securities.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

Recruiter.com Group, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Such reports and other information and a copy of the registration statement and the exhibits and schedules that were filed with the registration statement may be inspected without charge at the public reference facilities maintained by the SEC in 100 F Street, N.E., Washington, D.C. 20549. Statements made in this prospectus regarding the contents of any contract, agreement or other document that is filed as an exhibit to the registration statement are not necessarily complete, and we refer you to the full text of the contract or other document filed as an exhibit to the registration statement. Copies of all or any part of the registration statement may be obtained from the SEC upon payment of the prescribed fee. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Granger Whitelaw
Granger Whitelaw, Chief Executive Officer
July 16, 2024

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EXHIBIT A

RECRUITER.COM GROUP, INC. 2024 EQUITY INCENTIVE PLAN

1. Scope of Plan; Definitions.

(a) This 2024 Equity Incentive Plan (the “Plan”) is intended to advance the interests of Recruiter.com Group, Inc. (the “Company”) and its Related Corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers, and directors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide to (a) Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock, par value $0.0001 (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”), (b) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”); (d) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and (e) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs and Non-Qualified Options are referred to hereafter as (“Options”). Options, Restricted Stock, SARs, and RSUs are sometimes referred to hereafter collectively as (“Stock Rights”). Any of the Options and/or Stock Rights may in the Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

(b) For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Board” means the board of directors of the Company.

“Change of Control” means the occurrence of any of the following events: (i) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” has the meaning given to it in Section 1(a).

“Common Stock” has the meaning given to it in Section 1(a).

“Company” has the meaning given to it in Section 1(a).

“Compensation Committee” means the compensation committee of the Board, if any, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director. All references in this Plan to the Compensation Committee shall mean the Board when (i) there is no Compensation Committee or (ii) the Board has retained the power to administer this Plan.

“Director” means a member of the Board.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

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“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” shall be determined as of the last Trading Day before the date a Stock Right is granted and shall mean:

(1) the closing price on the principal market if the Common Stock is listed on a national securities exchange or the OTCQB or OTCQX.

(2) if the Company’s shares are not listed on a national securities exchange or the OTCQB or OTCQX, then the closing price if reported or the average bid and asked price for the Company’s shares as quoted by OTC Pink;

(3) if there are no prices available under clauses (1) or (2), then Fair Market Value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company’s Common Stock; or

(4) if there is no regularly established trading market for the Company’s Common Stock or if the Company’s Common Stock is listed, quoted, or reported under clauses (1) or (2) but it trades sporadically rather than every day, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” has the meaning given to it in Section 1(a).

“Non-Employee Director” means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

“Non-Qualified Options” has the meaning given to it in Section 1(a).

“Officer” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

“Option” has the meaning given to it in Section 1(a).

“Plan” has the meaning given to it in Section 1(a).

“Related Corporation” means a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 424(f) of the Code.

“Restricted Stock” has the meaning given to it in Section 1(a).

“RSU” has the meaning given to it in Section 1(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“SAR” has the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933.

“Stock Rights” has the meaning given to it in Section 1(a).

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“Trading Day” means a day on which the New York Stock Exchange is open for business.

This Plan is intended to comply in all respects with Rule 16b-3 and its successor rules as promulgated under Section 16(b) of the Exchange Act for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

2. Administration of the Plan.

(a) The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period, and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding, and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

(b) The Compensation Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Compensation Committee shall mean the Board if no Compensation Committee has been appointed. From time to time the Board may increase the size of the Compensation Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Compensation Committee and thereafter directly administer the Plan.

(c) Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers, or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

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(d) In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment, and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he may be involved by reason of his being or having been a member of the Board or the Compensation Committee, whether or not he continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any indemnification agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract, or otherwise.

(e) The Board may delegate the powers to grant Stock Rights to Officers to the extent permitted by the laws of the Company’s state of incorporation.

3. Eligible Employees and Others. ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs, and SARs may be granted to any director (whether or not an employee), Officers, employees, or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs, or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.

4. Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture, or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan, subject to adjustment as provided in Section 14, is the sum of (i) 2,500,000 plus (ii) an annual increase on the first day of each calendar year beginning January 1, 2025 and ending on and including January 1, 2035 equal to the lesser of (A) five percent (5%) of the shares of Common Stock outstanding on the final day of the immediately preceding calendar year, and (B) such smaller number of shares of Common Stock as determined by the Board. Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs, or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.

5. Granting of Stock Rights.

(a) The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

(b) The Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine, except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

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(c) A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) an exercise price established by the Board or Compensation Committee. The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions, and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions, and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.

(d) An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU that becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of an RSU that becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.

(e) Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right, and forfeiture of profits.

(f) The Options and SARs shall not be exercisable for a period of more than 10 years from the date of grant.

6. Sale of Shares. The shares underlying Stock Rights granted to any Officer, director, or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned, or transferred by the grantee until at least six months elapse from the date of the grant thereof.

7. ISO Minimum Option Price and Other Limitations.

(a) The exercise price per share relating to all Options granted under the Plan shall not be less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date of the grant. For purposes of determining the exercise price, the date of the grant shall be the later of (i) the date of approval by the Board or Compensation Committee, or (ii) for ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

(b) In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

8. Duration of Stock Rights. Subject to earlier termination as provided in Sections 3, 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors, and 10% shareholders of the Company.

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9. Exercise of Options and SARs; Vesting of Stock Rights. Subject to the provisions of Sections 3 and 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

(a) The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.

(b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee.

(c) Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d) The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).

10. Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee or by a written agreement, if an optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or Disability, no further installments of his Options shall vest or become exercisable, and his Options shall terminate as provided for in the grant or on the day 12 months after the day of the termination of his employment (except three months for ISOs), whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations, or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and any Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

11. Death; Disability. Unless otherwise determined by the Board or Compensation Committee or by a written agreement:

(a) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his death, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of: (i) the Options’ or SARs specified expiration date or (ii) one year (except three months for an ISO) from the date of death.

(b) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations, or a director or Officer can no longer perform his duties, by reason of his Disability, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of termination due to Disability until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination.

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12. Assignment, Transfer or Sale.

(a) No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him or his guardian or legal representative.

(b) Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.

13. Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

14. Adjustments Upon Certain Events.

(a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation, whether by virtue of a cashless exercise of a derivative security of the Company or otherwise, shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

(b) In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

(c) In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable. If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets.

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For the purposes of this Section 14(c), the Stock Right shall be considered “assumed” if, following the merger or Change of Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

(d) Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

(e) No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

15. Means of Exercising Stock Rights.

(a) An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either (i) in United States dollars by check or wire transfer; or (ii) at the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; or (iii) at the discretion of the Board or Compensation Committee, by any combination of (i) and (ii) above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or (iii) of the preceding sentence, such discretion need not be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b) Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

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16. Term, Termination, and Amendment.

(a) This Plan was adopted by the Board. This Plan may be approved by the Company’s shareholders, which approval is required for ISOs.

(b) The Board may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on July 23, 2031. No Stock Rights may be granted under the Plan once the Plan is terminated. Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.

(c) The Board at any time, and from time to time, may amend the Plan. Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent (i) shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or (ii) required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.

  (d) The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.

17. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Board or Compensation Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

19. Governmental Regulations. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.

20. Withholding of Additional Income Taxes. In connection with the granting, exercise, or vesting of a Stock Right or the making of a Disqualifying Disposition, the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.

To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares shall equal the cash required to be withheld.

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21. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22. Continued Employment. The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board, or in any other capacity, whichever the case may be.

23. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the Company’s state of incorporation. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24. (a) Forfeiture of Stock Rights Granted to Employees or Consultants. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to employees or consultants shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1) Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty, and violation of Company policy;

(2) Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(3) Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(4) Competing with the Company;

(5) Being unavailable for consultation after leaving the Company’s employment if such availability is a condition of any agreement between the Company and the grantee;

(6) Recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause;

(7) Failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the grantee; or

(8) A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

(b) Forfeiture of Stock Rights Granted to Directors. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to directors shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1) Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(2) Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(3) Competing with the Company;

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(4) Recruitment of Company personnel after ceasing to be a director; or

(5) A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

The Company may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights Agreement.

(c) Profits on the Sale of Certain Shares; Redemption. If any of the events specified in Section 24(a) or (b) of the Plan occur within one year from the date the grantee last performed services for the Company in the capacity for which the Stock Rights were granted (the “Termination Date”) (or such longer period required by any written agreement), all profits earned from the sale of the Company’s securities, including the sale of shares of Common Stock underlying the Stock Rights, during the two-year period commencing one year prior to the Termination Date shall be forfeited and immediately paid by the grantee to the Company. Further, in such event, the Company may at its option redeem shares of Common Stock acquired upon exercise of the Stock Right by payment of the exercise price to the grantee. To the extent that another written agreement with the Company extends the events in Section 24(a) or (b) beyond one year following the Termination Date, the two-year period shall be extended by an equal number of days. The Company’s rights under this Section 24(c) do not lapse one year from the Termination Date but are contract rights subject to any appropriate statutory limitation period.

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